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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 21, 2001


                             URANIUM RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                          0-17171                      75-2212772
            --------                          -------                      ----------
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
         INCORPORATION)                                               IDENTIFICATION NO.)


12750 Merit Drive, Suite 720, Dallas, Texas                                  75251
-------------------------------------------                                 --------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   ZIP CODE

                                  972-387-7777
                                  ------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




              Exhibit Index Begins on Sequentially Numbered Page 4


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The market price of uranium is currently below the Company's cost to produce uranium and the price needed to obtain the necessary financing to allow development of new production areas at the Company's South Texas sites. The Company ceased production activities in 1999 at both of its two producing properties because of depressed uranium prices. In 1999 and the first quarter of 2000 the Company monetized all of its remaining long-term uranium sales contracts and sold certain of its property and equipment to maintain a positive cash position. During 2000 the Company has been conserving its cash and raising additional equity in order to avoid insolvency until such time, if ever, that the price of uranium increases to a level to permit resumption of operations.

         The Company is currently in discussions with private investors in an effort to raise additional equity. The Company was unable to pay the costs of an audit for its year ended December 31, 1999. One of the requirements of the private investors is that the Company obtain an audit for 1999 and 2000. Arthur Andersen LLP ("Arthur Andersen"), the Company's auditors for 1998 and prior years, advised the Company that it would decline to perform an audit until such time as the Company resumed uranium production operations in the normal course of business. Accordingly, on February 9, 2001 the Board of Directors of the Company approved the retention of the firm of Hein + Associates LLP as its independent auditors to perform the audit of its financial statements for the years ended December 31, 1999 and 2000. The audit report of Arthur Andersen on the Company's financial statements for 1998 contained a modified opinion regarding the Company's ability to continue as a going concern. The audit report of Arthur Andersen on the Company's financial statements for 1997 did not contain a qualified, adverse or disclaimed opinion.

         During the last two years and subsequent interim periods preceding this change, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of such disagreements in connection with issuing their reports. Also, no reportable events, within the meaning of Item 304(a)(1)(v) of Regulation S-K, has occurred during the two most recently completed years and subsequent interim periods, preceding this change. The Company has provided Arthur Andersen with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether or not they agree with the statements contained herein. Arthur Andersen's letter is attached hereto as an Exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) None
         (b) None
         (c) Exhibits
                  99.1 - Letter regarding change in certifying accountant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         URANIUM RESOURCES, INC.




Date:    February 21, 2001               /s/ Paul K. Willmott
                                         --------------------
                                         Paul K. Willmott
                                         President, Chief Executive Officer
                                         and Chairman of the Board of Directors





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                                  EXHIBIT INDEX


Exhibit No.        Exhibit Description
-----------        -------------------
 99.1           Letter regarding change in
                certifying accountant.




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